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                                                                   EXHIBIT 10.39

                              INVENTA CORPORATION
                          STOCK RESTRICTION AGREEMENT

     This Stock Restriction Agreement (the "Agreement") is entered into as of January __, 2000, (the "Effective Date") by and between Inventa Corporation, a California Corporation (the "Company"), and ________________________ the "Shareholder" as recipient of shares of Common Stock of the Company (the "Shares").

     WHEREAS, the Company is acquiring all outstanding shares of XTend-Tech, Inc. ("XTend"), including those shares held by the Shareholder, and

     WHEREAS, the Company desires that certain restrictions apply to the Shares, and the Shareholder is willing to accept restrictions on the Shares according to the terms and conditions contained herein in consideration of his continued employment and the Company's acquisition of all the Common Stock of XTend (the "Acquisition") and the agreement of certain other owners of XTend Common Stock to place similar restrictions on the Shares held by them, therefore:

     In consideration of the mutual covenants and representations herein set forth, the Company and the Shareholder agree as follows:

     1.   Definitions.

          (a) "Shares" refers to the _______ shares of Common Stock of the
               ------
Company received by the Shareholder in the Acquisition and all shares subsequently received in respect thereof as a consequence of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, reorganizations or the like, and all new, substituted or additional securities or other properties to which Shareholder is or may be entitled by reason of Shareholder's ownership of the Shares.

          (b) "Unvested Shares" shall mean any of the Shares which have not yet
               ---------------
been released pursuant to Section 2 below from the Company's Repurchase Option described in Section 3.

          (c) "Repurchase Option" shall have the meaning set forth in Section 3.
               -----------------

     2. Vesting. The Shares shall vest and be released from the Company's Repurchase Option in accordance with the following provisions:

          (a) Thirty-five percent (35%) of the total number of Shares shall vest and be released immediately upon the closing of the Acquisition;

          (b) Sixty-five percent (65%) of the Shares shall be subject to the Company's Repurchase Option as of January ___, 2000 (the "Release Start Date"). The Shares shall vest and be released from the Company's Repurchase Option as follows:
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          (i)  Fifteen percent (15%) of the Shares shall vest and be released from the Company's Repurchase Option on the first anniversary of the Effective Date of this Agreement if Shareholder is still employed by the Company on that date.

          (ii) One-forty-eighth (1/48) of the total number of Shares shall vest and be released from the Repurchase Option beginning on the last day of the month in which the first anniversary of the Effective Date of this Agreement occurs, and continuing on the last day of each month thereafter for the next 23
                                                                              -
months based upon Shareholder's continued employment with Company until all such Shares are released, after a total elapsed period of three (3) years from the Effective Date of this Agreement.

  3. Repurchase Option; Termination.
     ------------------------------

     (a) Repurchase.  Effective as of the date (the "Termination Date") which is
         ----------
the date of (i) receipt by the President or Controller of the Company of written notice of Shareholder's voluntary termination of employment, or (ii) the involuntary termination for cause of the Shareholder's employment with or service to the Company, the Company or its assignee shall have an irrevocable, exclusive option (the "Repurchase Option") for a period of fifteen (15) business days from the Termination Date to repurchase at a price equal to $.01 per share (the "Purchase Price") up to that number of shares which shall constitute Unvested Shares as of the Termination Date. For the purposes of this Agreement "cause" means, and is limited to, the following: the Shareholder's (1) gross negligence in the performance of his agreed upon duties for the Company; (2) willful refusal to follow directives of Company senior management after receipt of written warning with respect thereto, which is not cured within five (5) business days thereof; (3) commission of a felony; (4) inability to perform his agreed upon duties for the Company by reason of alcoholism or drug dependency; and (5) refusal to appear at his regular place of work for the Company. A resignation by the Shareholder from his employment with or service to the Company shall be for "Good Reason" if: (a) the regular place of Shareholder's employment is relocated to a site more than thirty (30) miles from the Shareholder's established regular site of employment at the time of Closing, or
(b) there is a reduction in the Shareholder's annual compensation from the Company, unless at least seventy five percent (75%) of all other employees in the same class are also subject to the same percentage reduction in their annual compensation from the Company. Nothing in this Section 3(a) shall preclude the Shareholder's right to claim that his termination was the result of a constructive termination, and if Shareholder prevails on said constructive termination claim, the termination shall then be deemed to have been with "Good Reason".

     (b) Termination.  Anything to the contrary not withstanding, if the
         -----------
Shareholder's employment with or service to the Company shall be terminated (i) by the Company without cause, or (ii) by the Shareholder for Good Reason, or
(iii) upon the Shareholder's death or permanent disability, then in any such event, effective as of the date of such event (the "Expiration Date"), the Repurchase Option with respect to such Unvested Shares shall automatically and immediately be terminated and released, and such Unvested Shares shall vest in accordance with Section 2(b)(i) and (ii) but without regard to the continued employment requirement.

     (c) Mechanics of Repurchase.  In order to exercise the Repurchase Option,
         -----------------------
the Company shall deliver written notice of exercise to Shareholder within the time period specified in

                                      -2-
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paragraph (a). The Company shall pay to Shareholder within the time period specified in paragraph (a), the aggregate repurchase price by cash or check. Upon delivery of such notice, (i) the Company or its assignee shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, (ii) the Company shall have the right to retain and transfer to its own name or the name of its assignee the repurchased Shares, and (iii) Shareholder shall retain solely the right to receive the payment for the Shares so repurchased.

  4.   Restrictions on Transfer.  Except for the transfer of Unvested Shares to
       ------------------------
the Company or its assignee as contemplated by this Agreement, no Unvested Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Repurchase Option in accordance with the provisions of this Agreement.

  5.   Legends.  The share certificate evidencing the Shares shall be endorsed
       -------
with the following restrictive legends (in addition to any legend required under applicable state securities laws):

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT SAYING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

  THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS AVAILABLE UPON THE REQUEST OF THE REGISTERED HOLDER HEREOF TO THE SECRETARY OF THE COMPANY.

  6.   Adjustments for Stock Splits, etc.  All references to the number of
       ---------------------------------
Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, stock split, recapitalization, merger, reorganization or other change in the Shares which may be made by the Company after the date of this Agreement.

  7.   Escrow.  As security for the faithful performance of this Agreement,
       ------
Shareholder agrees, immediately, to deliver such certificate(s), together with two stock powers in the form attached hereto as Exhibit B, executed by Shareholder (with the date and number of Shares left blank), to the Secretary of the Company ("Escrow Agent"). Escrow Agent shall hold such Shares pursuant to an escrow agreement in the form attached hereto as Exhibit A, by which Escrow Agent shall be authorized to take all such actions and to effectuate all such transfers and/or releases of such

                                      -3-
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Shares as are in accordance with the terms of this Agreement. The Shares shall be released from escrow upon termination of the Repurchase Option provided for in Section 3.

  8.   Market Stand-Off Agreement.  Shareholder and each transferee of the
       --------------------------
Shares issued hereunder agrees by acceptance hereof or thereof not to sell, make a short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Shareholder without the prior written consent of the Company or the underwriters managing any underwritten public offering of the Company's securities, for such period from the effective date of the offering as the managing underwriters shall request (but not to exceed one hundred eighty (180) days), and further agrees to execute any agreement reflecting the above provision as may be requested by the underwriters at the time of any such public offering.

  9.   General Provisions.
       ------------------

       (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

       (b) This Agreement, including its Exhibits, represents the entire agreement between the parties with respect to the subject matter hereof.

       (c) Any notice, demand or request required or permitted to be given by either the Company or Shareholder pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered, if delivered personally; three business days after the business day of deposit in the U.S. mail, by registered or certified mail with postage prepaid; one business day after the business day of facsimile transmission, if a confirmation copy is sent by first class mail with postage prepaid; or, one business day after the business day of deposit with Federal Express or similar overnight carrier, freight prepaid; in any such case addressed to any party at such party's address as set forth at the end of this Agreement or such other address as the party may designate by notifying the other in writing.

       (d) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Shareholder under this Agreement may only be assigned with the prior written consent of the Company.

       (e) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

       (f) Shareholder agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

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  10.  Attorneys Fees.
       --------------

  If any litigation or any other proceeding is commenced in connection with or related to this Agreement, the losing party shall pay the expenses, including but not limited to, the reasonable attorneys' fees and expenses, and costs, including costs of attorney travel of the prevailing party. The court shall be entitled to prorate said fees and expenses between the parties in the event that a suit or proceeding is successful only in part.

                                      -5-
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     By Shareholder's signature below, Shareholder represents that Shareholder hereby accepts this Agreement subject to all of the terms and provisions thereof. Shareholder has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

"THE COMPANY"

INVENTA CORPORATION                                   Address
                                                 ----------------------------

By:_____________________________

Title:__________________________                      Address
                                                 ----------------------------

"SHAREHOLDER"


________________________

       Signature Page to Inventa Corporation Stock Restriction Agreement

                                       6

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                                   EXHIBIT A

                           JOINT ESCROW INSTRUCTIONS
                                                                January __, 2000
Secretary

Inventa Corporation
255 Shoreline Drive, Suite 200
Redwood Shores, CA 94065

Dear Sir:

     As Escrow Agent for both Inventa Corporation, a California corporation (the "Company"), and the undersigned holder of stock of the Company ("Shareholder"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Restriction Agreement ("Agreement") between the Company and the undersigned, to which a copy of these Joint Escrow Instructions is attached as Exhibit A, in accordance with the following
                            ---------
instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Repurchase Option set forth in the Agreement, the Company shall give to Shareholder and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Shareholder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of the notice, unless you receive objection from such Shareholder within ten days of such notice, in which event you shall hold the Shares subject to the notice, and all dividends related thereto, until the dispute with respect to such Shares is resolved by the parties, or by arbitration or a court of competent jurisdiction. Until resolved neither the Company nor the Shareholder shall have the right to vote such Shares.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, in accordance with the Agreement, against the simultaneous delivery to you of the purchase price (by check) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Option.

     3. Shareholder irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to the shares as defined in the Agreement. Shareholder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 3, Shareholder shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

     4. Upon written request of Shareholder, but no more than once each year, unless the Repurchase Option has been exercised, you will deliver to Shareholder a certificate or certificates representing so many shares of stock as have been released from the Unvested Shares subject to the Repurchase Option in accordance with the terms thereof. Fifteen days (15) after the Expiration Date, you will deliver to Purchaser a certificate or certificates representing the aggregate number of Shares not purchased by the Company or its assignees pursuant to exercise of the Repurchase Option.

     5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.
You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Shareholder while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     7. You are hereby expressly authorized to comply with and obey orders, judgments or decrees of any duly approved arbitrator or court of competent jurisdiction. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     8. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     9. You shall not be liable for the outlawing of any rights under any applicable statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     10. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company and the Shareholder shall appoint a successor Escrow Agent satisfactory to both of them.

     12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, by written objection or other written notice of any party hereto, or otherwise, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a duly appointed arbitrator or court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     14. Any and all disputes or controversies arising from or respecting this agreement shall be decided by binding arbitration under the rules of the American Arbitration Association. The arbitrator shall consist of one arbitrator mutually agreed upon by both parties. Arbitration shall take place in San Mateo County, California or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy. The arbitrator shall be able to decree any and all relief of an equitable nature and to award damages, with or without an accounting and costs. The decree of judgment of an award rendered by the arbitrator may be entered in any court of competent jurisdiction.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given when delivered, if given by personal delivery: three (3) business days after the business day of deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid; one (1) business day after the business day of facsimile transmission, if a confirmation copy is sent via first class mail, postage prepaid; or one (1) business day after the business day of deposit with Federal Express or similar overnight carrier, freight prepaid; in any such case addressed to each of the other parties thereunto entitled at the addresses indicated in the Company's records, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

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     17.  This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                   Very truly yours,

                                   COMPANY:

                                   INVENTA CORPORATION
                                   a California corporation

                                   By:___________________________________

                                   Title:________________________________


                                   SHAREHOLDER:


                                   ______________________________________
     ESCROW AGENT:

     ___________________
     Secretary

                                       4
                      Signature Page to Escrow Agreement

                                   EXHIBIT B
                                   ---------

                           STOCK POWER AND ASSIGNMENT
                           --------------------------

                           SEPARATE FROM CERTIFICATE
                           -------------------------

     FOR VALUE RECEIVED and pursuant to that certain Stock Restriction Agreement dated as of January __, 2000 the undersigned hereby sells, assigns and transfers unto _____________________ ______________________________, __________shares of the Common Stock of Inventa Corporation, a California Corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. _____ delivered herewith, and does hereby irrevocably constitute the Secretary of the Company as attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

Dated: ________________, ______


                                          ________________________________
                                                      (Signature)



                                          ________________________________
                                                  (Please Print Name)


     This Stock Power may only be utilized for the repurchase of Unvested Shares by the Company to the extent provided and otherwise in accordance with the provisions of the Stock Restriction Agreement dated as of January __, 2000 by and between the signatory hereto and the Company.